EXHIBIT 99.1
where you live, work & shop

Forward Looking Statements
within actual results, estate made no the statements. real have assumes Company’s Company’s others, we “Business-Risk the statements” from looking which affect the purposes; the cost and Company titled among in cause different forward real estate industry generally. the section adversely may the include, laws, “forward-looking by companies the could that materially or constitute be implied statements securities that factors to or affiliates specifically may other looking of federal factors expressed the other herein and by achievements forward performance Commission, and contained uncertainties or achievements such markets; required Exchange these risks, performance or impact and otherwise and discuss statements that effect of any terrorist activity; or other factors affecting the as The Company refers you to the documents filed by the Company from time to time with the Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, which Certain the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown results, performance Factors conditions investments; changes in operating costs; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax availability of new debt financings; volatility of interest rates or capital market conditions; Except responsibility to update the information herein. Securities 2004, results.

Overview
Multifamily, Office, Retail annualized return of 12.8%
Diversified REIT – Public company since 1993 – Total market cap ~ $5.6 billion Investment grade rating with stable outlook (BBB-/Baa3) Current Statistics
Colonial Properties Trust (NYSE: CLP) • • • • •
• 5.6% $48.76 12.7x • :
• (a)
• Price: Multiple Yield: Stock FFO Dividend 3/1/06 2006E
•
CLP +14.1% RMS +12.1% S&P 600 +6.7% S&P 500 +4.9% DJIA -0.6%
12/1/2005 11/1/2005 10/1/2005 9/1/2005 8/1/2005 7/1/
2005
2005 Total Shareholder Return 6/1/2005
5/1/2005 4/1/2005 3/1/2005 2/1/2005 1/1/2005 130.00 120.00 110.00 100.00 90.00
(a) Based on midpoint of guidance.

Delivering Results

COLONIAL PROPERTIES TRUST

☑ **Allocate Capital to the Multifamily Division**

- Acquired Cornerstone Realty Income Trust - April 1, 2005
- Exceeded 5.3% year-over-year targeted same-property NOI growth

☑ **Reposition Retail Portfolio to Open-Air Shopping Centers**

- Sold 5 mall properties in 2005
- Contributed 6 mall properties to a joint venture
- Project 2006 NOI from malls ~4%

☑ **Meet Targeted Balance Sheet Objectives**

- Total Debt *plus* Preferred / GAV reduced from +66% at 2Q 2005 to 64% at 3Q 2005; as of 1/31/06 → 61.4%
- Secured debt reduced since Cornerstone acquisition
- Fixed Charge Coverage 2.0x for 2005

☑ **Position NOI to be 75% Derived from Top Quartile MSAs in Sunbelt**

- Estimate 2006 NOI from top quartile MSAs ~80%

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Portfolio position
Retail, 20% Office, 33% TX, 14% NC, 13% GA, 18% SC, 2% VA, 4%
2006E
FL, 20% OTHER, 3% Multifamily, 47% AL, 26% Malls, 15% TX, 11% NC, 11% SC, 4%
Shopping Centers, 15% Office, 25% GA, 15% VA, 5% OTHER, 3%
2005
FL, 23% AL, 29%
Multifamily, 45%
Malls, 31% TX, 5% NC, 4% SC, 3% VA, 1% OTHER, 2%
Shopping Centers, 13% GA, 18% 2004 AL, 41% Multifamily, 29% Office, 27% FL, 26%

Multifamily Performance

COLONIAL PROPERTIES TRUST

Colonial Properties Trust

Multifamily Division Same-Store Year-Over-Year NOI Performance vs. Peers

1Q 2004 to 4Q 2005

Same Store NOI 2003 / 2002	Same Store NOI 2004 / 2003	Same Store NOI 1Q05 v 1Q04	Same Store NOI 2Q05 v 2Q04	Same Store NOI 3Q05 v 3Q04	Same Store NOI 4Q05 v 4Q04	Same Store NOI 2005 v 2004	Same Store NOI 3-Year Average
UDR	AEC	**CLP +6.7%**	**CLP +7.2%**	TCT	**CLP +13.8%**	**CLP +8.7%**	**CLP +2.7%**
HME	**CLP +3.9%**	TCT	AIV	**CLP +6.9%**	BRE	**CLP / TCR +6.9%**	UDR
ASN	TCT	UDR	TCT	AIV	MAA	AIV	MAA
TCT	HME	AVB	**CLP / TCR +6.1%**	MAA	**CLP / TCR +8.7%**	**TCR +5.4%**	ESS
CLP -3.9%	ESS	BRE	**TCR +5.5%**	ESS	AIV	MAA	ASN
GBP	MAA	AIV	UDR	**CLP / TCR +6.0%**	CPT	BRE	BRE
SESS	TCR	ESS	ESS	ASN	PPS	ESS	AEC
MAA	BRE	GBP	CPT	**TCR +5.5%**	ESS	AVB	CPT
CPT	CPT	HME	AVB	BRE	ASN	ASN	PPS
SMT	EQR	MAA	ASN	AVB	EQR	CPT	EQR
BRE	UDR	EQR	AML	CPT	AVB	UDR	AVB
PPS	AVB	ASN	MAA	HME	**TCR +5.3%**	PPS	AIV
AML	ASN	CPT	EQR	PPS	UDR	EQR	HME
ECR	AML	PPS	PPS	EQR	AEC	AEC	
EQR	PPS	AML	GBP	UDR	HME [a]	HME [a]	
AVB	GBP	AEC	BRE	AEC			
AEC	AIV		HME	AML			
AIV			AEC				

(a) HME has not yet reported 4Q 2005 results.

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2006 key initiatives
· 2006 90s in divisions low subsidiary three to REIT all portfolio expenditures in taxable metrics projects growth the doubling Properties from sheet — mixed-use same-store CRT income balance pipeline of occupancy Improve pipeline positive increased / development Increase Achieve Increase Deliver Maintain Grow investment strategy Rising occupancy = NOI Growth
A best opportunity to create value (Multifamily, For-sale residential, Retail) limited Live, Work & Shop A
Job growth A
Population growth Household income Improving fundamentals = NOI growth Improving fundamentals Supply Availability of land Zoning
Diversified – Top-quartile Sunbelt cities Multifamily Office Acquisitions Development Submarket Dynamics
Strategic Factors • • Investment Environment • • • • •

Development Pipeline

COLONIAL PROPERTIES TRUST

- **Developments**
  - Currently underway – $552 million
  - 2006 spending – $500 million

Development Yields	
Multifamily	7.5% to 9.0%
Office	9.5% to 11.0%
Retail/Shopping Centers	9.5% to 12.0%

Development	Location	Stabilized / Sell Out Date	Total Cost
Multifamily			
CG Silverado Reserve	Austin, TX	1Q 2007	$23 mm
CG Round Rock	Austin, TX	4Q 2007	35 mm
CG Canyon Creek	Austin, TX	3Q 2007	29 mm
CG Double Creek	Austin, TX	1Q 2008	27 mm
CG Ayrsley	Charlotte, NC	2Q 2008	33 mm
CG Traditions	Gulf Shores, AL	3Q 2008	31mm
Office			
Northrop Grumman Build-to-Suit	Huntsville, AL	4Q 2006	$17 mm
Colonial Center TownPark 300	Orlando, FL	3Q 2007	21 mm
Retail			
Turkey Creek (50% interest)	Knoxville, TN	2Q 2006	$30 mm
Colonial Pinnacle at Tutwiler Farms	Birmingham, AL	4Q 2006	36 mm
Colonial Pinnacle Craft Farms	Gulf Shores, AL	2Q 2007	51 mm
Colonial Promenade Alabaster II	Birmingham, AL	3Q 2007	22 mm
Colonial Promenade Fultondale	Birmingham, AL	4Q 2007	26 mm
For Sale/Projects			
Cypress Village	Gulf Shores, AL	2Q 2007	$71 mm [a]
Grander	Gulf Shores, AL	2Q 2007	18 mm
Spanish Oaks (lots)	Mobile, AL	3Q 2007	10 mm [b]
Colonial Traditions at South Park	Charlotte, NC	4Q 2007	12 mm
Central Park	Charleston, SC	4Q 2007	22 mm
The Renwick	Charlotte, NC	2Q 2008	18 mm
Colonial Traditions at Gulf Shores (lots)	Gulf Shores, AL	4Q 2008	20 mm
Total			**$552 mm**

(a) Includes $19.9 million of land and infrastructure costs associated in Phase II.
(b) Includes land cost associated with 400 lots to be developed in Phase II.

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develpoment pipeline
Regal Cinema Belk hhgregg Borders Bed, Bath & Beyond Belk Parisian JC Penny Best Buy Target Cobb Theater
Colonial Pinnacle Turkey Creek 395,000 SF lifestyle center (Knoxville, TN) • • • • • Colonial Pinnacle Tutwiler Farm 250,000 SF lifestyle center (Birmingham, AL) • • • • Colonial Pinnacle Craft Farms 260,000 SF (Gulf Shores, AL) • •
Colonial Pinnacle Tutwiler Farm & Colonial Promenade Tutwiler Farm

Birmingham, AL
development pipeline

Colonial Pinnacle Craft Farms Gulf Shores, AL
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DEVELOPMENT PIPELINE
colonial pinnacle craft farms

Office Retail Multifamily Multifamily Office Retail DRA Advisors – CRT Portfolio/DRA Advisors – GPT/Babcock & Brown –
Residential For-Sale Development Condominium Conversions Merchant Building • • • Land/Lot Sales Management Fees • • •
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taxable REIT subsidiary
Residential For-Sale Development (Details)
Includes $19.9 million of land and infrastructure costs associated in Phase II. Includes land cost associated with 400 lots to be developed in Phase II. (a) (b)
Gulf Shores, AL
Charlotte, NC
Colonial Traditions at South Park Charlotte, NC
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Condominium Conversions (Details)
• mm mm mm mm mm mm mm tax • Cost 30% - 40% • $66 60 32 34 29 34 • Total $255 Gross to After to • 20% Approx 15% • 11 Approx • 49 15 • Closed/ • Under/ / N/A N/A • Units Contract 227 141 0 0
• Out $65.5 60.0 $32.0 34.0 34.5 29.0 2006 2007 2007 2007 2007 2008 Total Sell 3Q 1Q 2Q 2Q 3Q 1Q Investment Price 280,000 205,000 160,000 195,000 160,000 $4.0 5.0 $4.0 4.0 3.0 3.0
• Avg $225,000 Conversion Costs
• (mm) $61.5 55.0 $28.0 30.0 31.5 26.0 Units 384 275 230 311 TBA TBA Purchase Price
• FL FL FL • FL • SC SC Beach, Beach, FL Beach, Beach, FL
• Location Jensen Charleston, Orlando, Florida Florida Location Jensen Ray Charleston, Orlando, Florida Florida Delray Del
• (a) (b)
• Beach Island Property Portfolio Beach MetroWest Beach Beach Island MetroWest at CLP
• Project Conversions Jensen Delray James Acquired James at at of Jensen from at Grand Delray at at at Grand Vista at Vista Development Condominium Portofino Murano Mira Colonial TBA TBA Total Property Conversion Portofino Murano Conversion Mira Colonial TBA TBA
(a) Purchase Price based on actual price paid. (b) Purchase Price based on fair market value of property as transferred into TRS.
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Murano
Portofino

legal and capital
Familiar with operation and construction issues A 600,000 SF Class A retail Office, For-Sale Residential, Hotel In-house coordination Award winning mixed-use complex 516 Class A apartment homes 500,000 SF Class A office space 200,000 SF Class A retail space Proposed for-sale residential 419,000 SF Class A office space 125,000 SF Class A retail space 260,000 SF Class A retail space 320 multifamily units For-sale residential & lots Currently proposed:
Experience developing and operating mixed-use projects
Addition of for-sale development to the platform Ability to acquire large tracts of land and develop 100% in-house Colonial TownPark Orlando Colonial TownPark Colonnade Craft Farms/Woodlands Colonial Brookwood Village
Core competency in all 3 product types: multifamily, office and retail • • • Mixed-use projects currently underway • • • •
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colonial townpark

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Orange Beach Located in Alabama on Gulf Coast Large seasonal influx 59% of housing units are second/seasonal homes
Gulf Shores – • • •
Forecast 70% of market from
Increased resident population Strong gains in demand for second homes
Housing market is demanding record numbers of units
Housing demand expected to accelerate during next two years second and seasonal homes National homebuilders including (D.R. Horton, KB Homes and Lennar) currently underway with projects
Residential Housing Market • • •
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$3.78-$3.90 80% institutional/liquid sunbelt markets
50% $1 Billion by YE 2006
5% ~ 4 — 2.5% 5% Project 2006 FFO growth 5-7%: Multifamily portfolio – Multifamily: Office: 1.5 — 4 — $5.6 billion total capitalization Investment grade rating S&P 600 Index $552 million development pipeline underway Expected to be Solid yield 5.6% Geographically situated – Retail: Sustained annual growth
Strategically positioned • • • Projecting positive same-store NOI growth in core operations for all divisions • • • Substantive position in REIT market • • • Visible growth • • Strength of dividend • •
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· a at trades currently Properties multiple Colonial FFO its REITs, on public based other discount to Compared significant
Implies $11.54 Additional Value per Share
CLP 2006 FFO Multiple = 12.7x
15.7x Blended (a) 13.4x Retail
15.4x Office
16.9x Multifamily 18.0x 16.0x 14.0x 12.0x 10.0x 8.0x 6.0x
(a) Blended multiple based on CLP’s anticipated mix of multifamily (47%), office (33%) and retail (20%). (b) Based on share price of $48.76 as of 3/1/2006.
FFO multiples based on 2006 FFO estimates. SNL Financial Notes: Source:
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Portfolio Summary
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(b)
(a)
Own interests in 151 multifamily apartment communities totaling 44,337 units Manage 46,537 units 36 cities in 13 states 95.3% Occupancy
Multifamily Portfolio • • • •
Orlando, Florida
(a) As of December 31, 2005. (b) 115 wholly-owned and 36 partially owned through unconsolidated joint ventures.
Birmingham, Alabama
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Multifamily Portfolio
Orlando, Flor
ida San Antonio, Texas Orlando, Florida
Colonial Grand at Arringdon Raleigh, North Carolina
Colonial Village at Timbercrest Charlotte, North Carolina
Colonial Grand at River Plantation Atlanta, Georgia
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(b)
(a) Own interests in 62 office assets totaling 19.5 million SF Manage 20.2 million SF 16 cities in 8 states 91.3% Occupancy
Office Portfolio • • • •
Birmingham, Alabama
(a) As of December 31, 2005. (b) 35 wholly-owned assets and 27 assets owned in a joint venture.
Orlando, Florida
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Austin, Texas
Colonial Center at Research Park Huntsville, Alabama
Atlanta, Georgia
Tampa Bay, Florida
Atlanta, Georgia
2000 Colonial Park Center Montgomery, Alabama
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(b)
(a) Own interests in 48 retail assets totaling 11.1 million SF Manage 11.5 million SF 29 cities in 8 states 92.2% Occupancy
Retail Portfolio • • • •
Birmingham, Alabama
(a) As of December 31, 2005. (b) 38 wholly-owned assets and 10 properties owned in joint ventures.
Houston, Texas
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Retail Portfolio
Birmingham, Alabama
Montgomery, Alabama
Athens, Georgia
Houston, Texas
Dallas, Texas
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Appendix
31

FFO & NOI reconciliation
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NOI reconciliation
YTD ‘05 55,742 67,346 46,689 169,777 (3,743) 166,034 111,230 22,929 65,415 199,573 (14,040) 185,533 166,971 90,274 112,104 369,350 (17,784) (36,693) 15,176 (380) (42,040) (129,954) (51,769) 105,906 (17,469) 88,437 — - 88,437 15,121 17,117 12,866 45,104 (1,066) 44,038 33,517 12,114 14,047 59,678 (7,589) 52,089 48,638 29,231 26,913 104,782 (8,578) (6,307) 4,692 (373) (11,497) (37,777) (7,443) 37,499 63,179 100,678 — - 100,678
4Q05
13,697 17,428 11,141 42,266 (880) 41,386 33,703 5,829 14,329 53,861 (2,357) 51,504 47,400 23,257 25,470 96,127 (3,237) (7,950) 3,331 (40) (11,179) (35,612) (19,973) 21,467 (25,021) (3,554) (3,147) 1,603 (5,098)
3Q05
13,710 17,342 11,358 42,410 (897) 41,513 34,174 3,185 17,115 54,474 (2,132) 52,342 47,884 20,527 28,472 96,883 (3,029) 4,026 (17) 21,035 (3,484) (1,578) 2Q05 (12,191) (10,963) (32,647) (21,027) (32,741) (11,706) (16,769) 13,213 15,459 11,325 39,996 (899) 39,097 9,838 1,800 19,923 31,561 (2,122) 29,439 23,050 17,259 31,247 71,557 (3,021) (9,955) 3,126 (16) (8,401) (23,919) (3,326) 26,045 (22,239) 3,806 (429) (218) 3,159
1Q05
FYE ‘04 51,302 67,829 45,681 164,812 (3,492) 161,320 23,978 2,118 72,685 98,781 (7,119) 91,662 75,280 69,947 118,366 263,593 (10,611) (41,498) 7,321 81 (27,287) (79,344) (8,681) 103,574 (66,978) 36,596 10,298 (12,427) 34,467 13,287 16,974 12,609 42,871 (989) 41,882 9,097 839 22,457 32,393 (2,454) 29,938 22,384 17,813 35,066 75,263 (3,443) (11,316) 3,439 (209) (9,078) (22,516) (3,643) 28,497 (16,242) 12,255 1,315 (4,826) 8,744
4Q04
12,822 17,427 11,008 41,257 (892) 40,365 6,183 445 18,358 24,986 (1,714) 23,272 19,005 17,872 29,366 66,243 (2,606) (9,472) 1,674 (34) (6,992) (2,273) 25,602 5,899 (5,459) (5,827) (5,387) 3Q04 (20,938) (19,703) 12,788 16,728 10,924 40,440 (769) 39,671 4,931 542 15,813 21,286 (1,400) 19,886 17,719 17,269 26,737 61,725 (2,169) (10,008) 1,112 (22) (5,678) (18,370) (1,667) 24,923 (15,594) 9,329 5,474 (1,224) 13,579
2Q04
(843) 294 (28) (842) 3,768 (1,550) (2,393) 1,296 (5,460) (1,098) 5,186 1Q04 12,404 16,699 11,139 40,242 39,399 16,058 20,120 18,570 16,172 16,993 27,197 60,362 (17,519) 24,972 10,457 14,801 (10,188) (14,515) Net Operating Income (NOI) Divisional Same-Property NOI Multifamily Office Retail Total Same-Property Less: Unconsolidated Same-Prop NOI, Consolidated Divisional Non Same-Property NOI Multifamily Office Retail Total Non-Same Property Less: Unconsolidated Non Same-Prop NOI, Consolidated Divisional Total NOI Multifamily Office Retail Total Divisional NOI Less: Unconsolidated NOI Discontinued Operations Unallocated Corporate Rev Other Expense G&A Expenses Depreciation Amortization Income from Operations Total Other Income (Expense) Income from Contin’g Ops *(1) Disc Ops 04 & 05 Disc Ops Other Inc(Exp) Inc from Cont *(1), per 10-Q / K
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YTD ‘05 88,853 33,112 55,741 62.7% 8.7% 146,904 62,212 84,692 57.7% 3.0% 235,757 95,324 140,433 59.6% 5.2% 279,743 112,771 166,972 59.7% 121.8% 4Q05 22,806 7,685 15,121 66.3% 13.8% 10.4% 37,237 15,741 21,496 57.7% 5.3% 1.0% 60,043 23,426 36,617 61.0% 8.7% 4.7% 80,304 31,666 48,638 60.6% 117.3% 3Q05 22,463 8,766 13,697 61.0% 6.8% -0.1% 36,958 15,680 21,278 57.6% 5.8% -3.1% 59,421 24,446 34,975 58.9% 6.2% -2.0% 80,919 33,519 47,400 58.6% 149.4% 2Q05 22,037 8,327 13,710 62.2% 7.2% 3.8% 36,596 14,632 21,964 60.0% 5.1% 10.1% 58,633 22,959 35,674 60.8% 5.9% 7.6% 80,254 32,370 47,884 59.7% 170.2% 1Q05 21,547 8,334 13,213 61.3% 6.5% -0.6% 36,113 16,159 19,954 55.3% -4.0% -2.2% 57,660 24,493 33,167 57.5% 0.0% -1.6% 38,266 15,216 23,050 60.2% 42.5% FYE ‘04 83,583 32,282 51,301 61.4% 3.4% 141,372 59,180 82,192 58.1% 224,955 91,462 133,493 59.3% 123,396 48,116
75,280 61.0% 21.7% 4Q04 21,390 8,103 13,287 62.1% 5.5% 8.2% 35,768 15,355 20,413 57.1% 57,158 23,458 33,700 59.0% 36,311 13,927 22,384 61.6% 39.3% 3Q04 21,199 8,377 12,822 60.5% 2.4% -0.8% 35,625 15,512 20,113 56.5% 56,824 23,889 32,935 58.0% 31,827 12,822 19,005 59.7% 24.0% 2Q04 20,701 7,913 12,788 61.8% 3.9% 3.2% 35,447 14,558 20,889 58.9% 56,148 22,471 33,677 60.0% 28,713 10,994 17,719 61.7% 16.9%
7,8891.6% -4.7% 5.5% 1Q04 20,293 12,404 61.1% 34,532 13,755 20,777 60.2% 54,825 21,644 33,181 60.5% 26,545 10,373 16,172 60.9%
($ in 000s)
Colonial Same-Property Portfolio *(2) Divisional Revenues Divisional Expenses Divisional NOI Divisional NOI Margin NOI Growth *(3) NOI Growth — Sequential Cornerstone Same-Property Portfolio *(2)(4) Divisional Revenues Divisional Expenses Divisional NOI Divisional NOI Margin NOI Growth *(3) NOI Growth — Sequential Combined Same-Property Portfolio *(2)(4) Divisional Revenues Divisional Expenses Divisional NOI Divisional NOI Margin NOI Growth *(3) NOI Growth - Sequential Total Division Portfolio Divisional Revenues Divisional Expenses Divisional NOI Divisional NOI Margin NOI Growth Notes:
(1) For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10. (2) The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year. (3) The 2004 same-property growth reflects performance of the 2004 same-property portfolio, which does not include any unconsolidated assets. (4) Same store NOI growth percentages presented for or including Cornerstone properties utilize amounts previously reported by Cornerstone.
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